Exhibit 99.1

NEWS RELEASE

July 27, 2011

NCR and Scopus Tecnologia sign agreement to accelerate growth in Brazil

NCR and Scopus form strategic alliance to invest in ATM manufacturing; Banco Bradesco signs agreement with a target for 30,000 ATMs - making NCR its preferred provider over the next five years and redefining the competitive landscape in Brazil

DULUTH, Ga. - NCR Corporation (NYSE: NCR) and Scopus Tecnologia Ltda, a wholly-owned subsidiary of Banco Bradesco SA, announced today the formation of a strategic alliance for the manufacturing and development of ATMs in Brazil that will see Scopus acquire a 49 percent equity stake in NCR Manaus, NCR’s Brazilian manufacturing and engineering operations. Concurrently, Banco Bradesco signed an agreement with a target for 30,000 ATMs over the next five years, making NCR its preferred ATM provider with an initial order for more than 6,000 ATMs from NCR Manaus. The agreement is subject to regulatory approval. Terms of the deal were not disclosed.

NCR’s sales, services and other employees will remain in a separate company and continue to deliver sales and services support to NCR’s broader customer base in Brazil.

The agreements will enable NCR to leverage Scopus’ deep technology knowledge and geographical presence, improve manufacturing productivity and deliver innovative products more quickly to financial institutions across Brazil, the world’s fourth largest ATM market. According to Retail Banking Research, the ATM market in Brazil is expected to increase by 27 percent by 2015.1 The agreement from Banco Bradesco will accelerate NCR’s growth in Brazil and enhance the company’s position in the market.

“This is a bold, strategic, and transformative alliance that is perfectly aligned with our corporate strategy as it expands and strengthens our geographic presence and sales coverage,” said NCR Chairman and CEO Bill Nuti. “It underscores why we ultimately decided to open our manufacturing facility in Manaus back in 2009 - namely to respond to customer demand for local sourcing and be closer to a dynamic growing market. The alliance will enable NCR to leverage Scopus’ local market presence and deep customer expertise, while helping us improve our manufacturing productivity and time to market.

“While the initial scope of this alliance is targeted at our Financial Services line of business, the alliance is not limited to just this industry segment. Both NCR and Scopus are excited with the potential of this alliance as it puts a solid foundation in place for us to jointly pursue growth and exciting opportunities in our other lines of business in the future,” Nuti added.

Through the preferred ATM provider agreement, Banco Bradesco will benefit from NCR’s innovative ATMs and financial self-service technology, which includes multifunction and cash dispense ATMs.

These solutions will be deployed at Bradesco’s existing branches and rolled out to new locations as the bank extends its footprint in Brazil. NCR will service the ATMs within the warranty period, after which Scopus will provide services support.

“This agreement reflects our belief in a strategic alliance with NCR that can deliver the innovation necessary to meet the Brazilian market’s growing demand for self-service and enable Scopus to drive significant growth within its business,” said Candido Leonelli, CEO of Scopus. “The combination of NCR and Scopus will give us both speed and efficiency in delivering a better experience for our customers.”

Since opening its manufacturing and engineering facility in Manaus in 2009, NCR has strengthened its competitive position by introducing products from its NCR SelfServ family of ATMs and well as adapting some products and technology specifically for the Brazilian market.

NCR has also invested in other industries in Brazil, announcing earlier in 2011 a new growth program and coverage model for its retail industry, introducing new technology and expansion of channel partnerships for Brazil.

Atlas Strategic Advisors, LLC, acted as exclusive financial advisor to NCR in this transaction.

About NCR Corporation

NCR Corporation (NYSE: NCR) is a global technology company leading how the world connects, interacts and transacts with business. NCR’s assisted- and self-service solutions and comprehensive support services address the needs of retail, financial, travel, healthcare, hospitality, entertainment, gaming, public sector, telecom carrier and equipment organizations in more than 100 countries. NCR (www.ncr.com“) is headquartered in Duluth, Georgia.

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News Media Contacts

Richard Maton

NCR Corporation

770.623.7874

richard.maton@ncr.com

Jeff Dudash

NCR Corporation

919.435.6976

jeff.dudash@ncr.com

Notes

(1)	Based on RBR 2010 ATM Report; ATM deployments from 2009 vs. 2015 (forecasted)

Note to investors - This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items and future economic performance, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause NCR’s actual results to differ materially.

In addition to the factors discussed in this release, other risks and uncertainties include those relating to: the uncertain economic climate, which could impact the ability of our customers to make capital expenditures, thereby affecting their ability to purchase our products, and consolidation in the financial services sector, which could impact our business by reducing our customer base; the timely development, production or acquisition and market acceptance of new and existing products and services (such as self-service technologies), including our ability to accelerate market acceptance of new products and services; shifts in market demands, continued competitive factors and pricing pressures and their impact on our ability to improve gross margins and profitability, especially in our more mature offerings; the effect of currency translation; short product cycles, rapidly changing technologies and maintaining a competitive leadership position with respect to our solution offerings; tax rates; ability to execute our business and reengineering plans; turnover of workforce and the ability to attract and retain skilled employees, especially in light of continued cost-control measures being taken by the company; availability and successful exploitation of new acquisition and alliance opportunities; access to DVD inventory and the conversion to, and market adoption of, alternative methods of entertainment content delivery; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; the success of our pension strategy; compliance with requirements relating to data privacy and protection; expected benefits related to the pending acquisition Radiant Systems, Inc. (“Radiant”) not materializing as expected; the Radiant acquisition not being timely completed, if completed at all; prior to the completion of the Radiant transaction, Radiant’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, licensees, or other business partners; NCR and Radiant being unable to successfully implement integration strategies; and other factors detailed from time to time in the company’s U.S. Securities and Exchange Commission reports and the company’s annual reports to stockholders. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.